UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2008

NEOPHARM, INC.

(Exact name of registrant as specified in its charter)

Delaware	33-90516	51-0327886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
101 Waukegan Road, Suite 970, Lake Bluff, Illinois 60044
(Address of principal executive offices) (Zip Code)
(847) 887-0800
(Registrant's telephone number, including area code)
1850 Lakeside Drive, Waukegan, Illinois 60085
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

On May 28, 2008, NeoPharm, Inc. made available presentation materials (the “Presentation Materials”) to be used by NeoPharm’s management at the Barrington Research Healthcare Conference in Chicago, Illinois. A copy of the Presentation Materials is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in this report, including the Presentation Materials incorporated herein by reference, is being “furnished” pursuant to General Instruction B.2 to Current Report on Form 8-K, and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this report, including the Presentation Materials incorporated herein by reference, shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

Forward-Looking Statements.

The Presentation Materials contain statements related to future events and expectations, including, but not limited to, NeoPharm’s projections regarding the clinical development of its various drug product candidates, and as such, constitute forward-looking statements. These forward-looking statements are necessarily current estimates reflecting the judgment of the Company’s management and are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to be different from those expressed or implied in the Presentation Materials, including those discussed in the Risk Factors section of the Company’s most recent Annual Report on Form 10-K as updated in the Company’s most recently filed Quarterly Report on Form 10-Q and other risks detailed from time to time in other reports and filings made by the Company with the Securities and Exchange Commission.

Item 9.01     Financial Statements and Exhibits.

(d)        Exhibits

99.1      Presentation Materials used at the Barrington Research Healthcare Conference on May 28, 2008.

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEOPHARM, INC.

Date:	May 28, 2008	By:	/s/ Laurence P. Birch
Laurence P. Birch,
President and Chief Executive Officer (Principal Executive Officer) and Acting Chief Financial Officer (Principal Accounting Officer and Principal Financial Officer)